UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2019

PDS Biotechnology Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37568	26-4231384
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Connell Drive, Suite 4000 Berkeley Heights, NJ	07922
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 208-3343

Edge Therapeutics, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

On March 15, 2019, privately-held PDS Biotechnology Corporation, a Delaware corporation (“PDS”) and Edge Therapeutics, Inc. (“Edge”) completed a business combination in accordance with the terms of that certain Agreement and Plan of Merger and Reorganization, as amended, dated as of November 23, 2018, by and among Edge, Echos Merger Sub, Inc. (“Merger Sub”) and PDS (the “Merger Agreement”), pursuant to which Merger Sub merged with and into PDS, with PDS surviving as a wholly-owned subsidiary of Edge (the “Merger”). Pursuant to the Merger Agreement, Edge changed its name to PDS Biotechnology Corporation (the “Combined Company”) and PDS changed its name to PDS Operating Corporation (the “Subsidiary”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 15, 2019, in connection with, and immediately following the completion of, the Merger, the Combined Company effected a reverse stock split at a ratio of one new share for every twenty shares of its common stock outstanding (the “1:20 Reverse Stock Split”), and immediately following the Merger, Edge changed its name to “PDS Biotechnology Corporation.” Following the closing of the Merger, the business conducted by the Combined Company became primarily the business conducted by PDS, which is a clinical-stage company focused on developing a growing pipeline of clinical-stage immunotherapies to treat various early-stage and late-stage cancers, including head and neck cancer, prostate cancer, breast cancer, cervical cancer, anal cancer, and other cancers.

Under the terms of the Merger Agreement approximately 82,792,437 pre-reverse stock split shares of the Combined Company’s common stock were issued or are issuable to the Subsidiary’s stockholders, warrantholders and optionholders, at an exchange rate of approximately 6.5240 pre-reverse stock split shares of Combined Company common stock in exchange for each share of the Subsidiary capital stock outstanding immediately prior to the Merger The exchange rate was determined pursuant to the terms of the Merger Agreement. The Combined Company also assumed all of the stock options outstanding under the PDS 2018 Stock Option Plan and the PDS 2009 Stock Option Plan (the “Subsidiary Plans”), with such stock options representing the right to purchase a number of shares of Combined Company common stock equal to approximately 6.5240 multiplied by the number of shares of Subsidiary common stock previously represented by such options under the Subsidiary Plan. The Combined Company also assumed the Subsidiary Plans.

Immediately after the Merger there were approximately 5.3 million post-reverse stock split shares of the Combined Company’s common stock outstanding. Immediately after the Merger, the Subsidiary’s stockholders, warrantholders and optionholders immediately prior to the Merger owned approximately 70% of the fully-diluted common stock of the Combined Company, with the Combined Company’s stockholders and optionholders immediately prior to the Merger, whose shares of the Combined Company’s common stock remain outstanding after the Merger, owning approximately 30% of the fully-diluted common stock of the Combined Company.

The issuance of the shares of the Combined Company’s common stock to the Subsidiary’s stockholders was registered with the U.S. Securities and Exchange Commission (the “SEC”) on a Registration Statement on Form S-4, as amended, (File No. 333-228937) (the “Registration Statement”).

The Combined Company’s shares of common stock are listed on The Nasdaq Capital Market and traded through the close of business on Friday, March 15, 2019 under the ticker symbol “EDGE,” and commenced trading on the Nasdaq Capital Market under the ticker symbol “PDSB” on Monday, March 18, 2019. The Combined Company’s common stock has a new CUSIP number, 70465T 107.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

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Item 5.01	Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01 of this Current Report on Form 8-K.

In accordance with the Merger Agreement, on March 15, 2019, contingent upon and effective immediately as of the closing of the Merger, Brian A Leuthner, Liam Ratcliffe, M.D., Ph.D., Rosemary Crane, Isaac Blech, R. Loch Macdonald, M.D., Ph.D., and Sol Barer, Ph.D. resigned from Edge’s board of directors and any respective committees of the board of directors to which they belonged (the “Prior Directors”). James Loughlin and Robert Spiegel, M.D., FACP are continuing as directors of the Combined Company (the “Remaining Directors”).

The Combined Company’s directors after the closing of the Merger are described in the Registration Statement in the section titled “Management Following the Merger” and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

In accordance with the Merger Agreement, on March 15, 2019 the Prior Directors resigned from Edge’s board of directors and any respective committees of the board of directors on which they served, which resignations were not the result of any disagreements with Edge relating to Edge’s operations, policies or practices.

In accordance with the Merger Agreement, on March 13, 2019, the Edge Board of Directors appointed Frank Bedu-Addo, Sir Richard Sykes, De Lyle W. Bloomquist, Gregory Freitag and Andrew Saik as members of the Combined Company’s board of directors as of the effective time of the Merger and appointed Frank Bedu-Addo as Chief Executive Officer and President of the Combined Company, Andrew Saik as Chief Financial Officer of the Combined Company, Gregory Conn as Chief Scientific Officer of the Combined Company, Lauren Wood as Chief Medical Officer of the Combined Company and Brad Middlekauff as Chief Legal Officer of the Combined Company, all as of the effective time of the Merger.

The biographies of the Combined Company’s directors and executive officers after the closing of the Merger are set forth in the Registration Statement in the section titled “Management Following the Merger” and are incorporated herein by reference.

The employment arrangement of Mr. Bedu-Addo is set forth in the Registration Statement in the section titled “PDS Executive Compensation – PDS’s Employment Arrangements” and is incorporated herein by reference.

Item 5.03	Amendments to Certificate of Incorporation

(a) On March 15, 2019, immediately following the closing of the Merger, the certificate of incorporation of the Combined Company was amended to change its name from Edge Therapeutics, Inc. to PDS Biotechnology Corporation. (the “Name Change Charter”). Also on March 15, 2019, the certificate of incorporation was further amended to effect the 1:20 Reverse Stock Split, (the “Reverse Split Charter”).

The foregoing description of the Name Change Charter and the Reverse Split Charter are not complete and are subject to and qualified in their entirety by reference to the Name Change Charter and the Reverse Split Charter, respectively, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01	Other Events.

On March 18, 2019, the Combined Company issued a press release announcing the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

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Exhibit Number	Description of Document	Incorporated by Reference
		Schedule/ Form	File Number	Exhibits	Filing Date

2.1
Agreement and Plan of Merger and Reorganization, dated November 23, 2018, by and among Edge Therapeutics, Inc., PDS Biotechnology Corporation and Echos Merger Sub, Inc. (included as Annex A-I to the proxy statement/prospectus/information statement forming a part of this registration statement).
		Form S-4	333-228937	Annex A-1	February 15, 2019

2.2
Amendment No. 1 to Agreement and Plan of Merger and Reorganization dated January 24, 2019, by and among Edge Therapeutics, Inc., PDS Biotechnology Corporation and Echos Merger Sub, Inc. (included as Annex A-II to the proxy statement/prospectus/information statement forming a part of this registration statement).
		Form S-4	333-228937	Annex A-II	February 15, 2019

3.1*	Certificate of Amendment to Restated Certificate of Incorporation

3.2*	Certificate of Amendment to Restated Certificate of Incorporation

99.1*	Press release issued by Edge Therapeutics, Inc. and PDS Biotechnology Corporation, dated March 18, 2019

*	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS Biotechnology Corporation

Dated: March 18, 2019
	By:	/s/ Frank Bedu-Addo
	Name:	Frank Bedu-Addo
	Title:	Chief Executive Officer

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